UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 23, 2016

RETAIL OPPORTUNITY INVESTMENTS CORP.

(Exact Name of Registrant as Specified in Its Charter)

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Maryland (State or other jurisdiction of incorporation)	001-33749 (Commission File Number)	26-0500600 (I.R.S. Employer Identification No.)

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RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

(Exact Name of Registrant as Specified in Its Charter)

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Delaware (State or other jurisdiction of incorporation)	333-189057-01 (Commission File Number)	94-2969738 (LR.S. Employer Identification No.)

8905 Towne Centre Drive, Suite 108 San Diego, California		92122 (Zip Code)
(858) 677-0900 (Registrants' Telephone Number, Including Area Code)

Not applicable (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 23, 2016, Retail Opportunity Investments Corp. (the "Company") issued an earnings release announcing its financial results for the quarter and year ended December 31, 2015. A copy of the earnings release is attached as Exhibit 99.1 hereto and incorporated herein by reference. On February 23, 2016, in connection with this earnings release, the Company posted certain supplemental information regarding the Company's operations for the quarter ended December 31, 2015 on its website, www.roireit.net. A copy of the supplemental information is attached as Exhibit 99.2 hereto and incorporated herein by reference.

The information in this Current Report, including the exhibits hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless it is specifically incorporated by reference therein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Earnings Release, dated February 23, 2016
99.2	Supplemental Information for the quarter ended December 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETAIL OPPORTUNITY INVESTMENTS CORP.

Dated: February 23, 2016
	By:	/s/ Michael B. Haines
		Name:	Michael B. Haines
		Title:	Chief Financial Officer

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

	By:	RETAIL OPPORTUNITY INVESTMENTS GP, LLC, its general partner

	By:	/s/ Michael B. Haines
		Name:	Michael B. Haines
		Title:	Chief Financial Officer